Exhibit 10.1

NOTE:  Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

Sangamo BioSciences, Inc.Point Richmond Tech Center501 Canal Blvd., Suite A100Richmond, CA  94804, USA510-970-6000 ● 510-236-8951(Fax)

March 24, 2016

Josh Mandel-Brehm

Director, Business Development and M&A

Biogen Ma, Inc.

225 Binney Street

Cambridge, MA  02142

RE: Waiver of Sangamo’s first right to attempt to obtain a license under the Sangamo-Biogen Collaboration Agreement

Dear Mr. Mandel-Brehm,

This letter is in response to your email dated March 17, 2016 requesting Sangamo BioSciences, Inc. (“Sangamo”) to provide a waiver of Sangamo’s first right to attempt to obtain a license to Third Party IP Rights [***] pursuant [***] of the Global Research, Development and Commercialization Collaboration and License Agreement dated January 8, 2014 (the “Collaboration Agreement”) between Biogen Ma Inc. f/k/a Biogen Idec Ma Inc. (“Biogen”) and Sangamo.

In connection with the parties’ collaboration under the Collaboration Agreement, Biogen became aware of and notified Sangamo of certain patent applications assigned to [***].   Biogen has requested Sangamo to waive its first right to attempt to obtain a license to [***] under [***] of the Collaboration Agreement so that Biogen may [***].

In response to Biogen’s request, Sangamo communicated, in confidence, that there is currently [***].

Upon further consideration, Sangamo agrees to waive its first right to attempt to obtain a license to [***] under [***] of the Collaboration Agreement under the following terms and conditions:

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

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Sangamo BioSciences, Inc.Point Richmond Tech Center501 Canal Blvd., Suite A100Richmond, CA  94804, USA510-970-6000 ● 510-236-8951(Fax)

1.

Capitalized terms used in this letter and not otherwise defined shall have the meaning ascribed in the Collaboration Agreement.  This letter forms part of, and is incorporated into, the Collaboration Agreement.

2.	Any license agreement entered into by Biogen [***] shall contain provisions under which [***].

3.	Notwithstanding [***] Collaboration Agreement, Biogen shall [***].
4.

Biogen acknowledges and agrees that this letter and the waiver contained herein shall not operate, and shall not in any manner be construed or interpreted to operate, as a waiver or release of any claims, demands, suits or causes of action that Sangamo may [***], either directly, indirectly, or by implication to indicate otherwise.

5.

Except as expressly set forth in this letter with respect to waiving Sangamo’s first right to attempt to obtain a license [***], this letter shall not constitute or be construed to affect any other right of Sangamo provided under the Collaboration Agreement.  All other terms and conditions of the Collaboration Agreement shall remain in full force and effect.

Please have an authorized representative of Biogen countersign this letter agreement where indicated below to confirm Biogen’s agreement to the terms hereof, and return the countersigned letter agreement to the attention of Curt Herberts, Vice President, Corporate Development with a copy to Michael Rhee, Director of Legal at Sangamo.

Sincerely,

/s/ Curt Herberts

Curt Herberts

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

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Sangamo BioSciences, Inc.Point Richmond Tech Center501 Canal Blvd., Suite A100Richmond, CA  94804, USA510-970-6000 ● 510-236-8951(Fax)

Accepted and Agreed

Biogen Ma Inc.

By: /s/ Olivier Danos

Print Name: Olivier Danos

Title: Senior Vice President Gene Therapy

Date:  March 24, 2016

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Sangamo BioSciences, Inc.Point Richmond Tech Center501 Canal Blvd., Suite A100Richmond, CA  94804, USA510-970-6000 ● 510-236-8951(Fax)

Exhibit A

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

DB2/ 30162243.1